UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2009

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183_
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

60 Centurian Drive, Suite 112,
Markham, Ontario		L3R 9R2
Address of principal offices		Zip Code

Registrant’s telephone number including area code: 905-479-0654

Item 8.01 Other Events.

On March 26, 2009 registrant issued a release announcing the signing of a three- year, renewable contract with a Fortune 1000 Company. The text of that release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 1. Release dated March 26, 2009 announcing three- year, renewable contract with a Fortune 1000 Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date	March 27, 2009	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer